© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Barclays Global Financial Services Conference Tim Spence President and Chief Executive Officer September 14, 2022

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 2Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 2 Cautionary statement

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 3 Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Living our purpose guided by our vision and values

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4 Prudent positioning ✓ Disciplined credit underwriting in both commercial and consumer, with a low allocation to segments highly vulnerable to inflation and higher rates ✓ Patient deployment of excess liquidity into securities at favorable entry points relative to 2020 and 2021 ✓ Stable NIM profile; targeting long-term NIM floor of ~3.0% even with a Fed funds target of 0.25% 1 ✓ Allowance for credit losses above CECL Day 1 level ✓ Consistent, diligent expense management producing ~700 bps of YoY operating leverage in 2Q22 Differentiated organic growth ✓ 3% consumer household compound annual growth rate over the past 5 years ✓ Added 57 branches in high-growth Southeast metro areas over the past 3 years (#2 among all banks), with ~100 planned in the next 3 years ✓ Added 900+ new quality relationships in commercial over the past two years, contributing to record 1H commercial loan production in 2022 ✓ Provide and Dividend fintech platforms exceeding our business plans on relationship quality, loan production ✓ Generated positive AUM inflows in 10 of past 12 quarters Disciplined balance sheet management and continued focus on organic relationship growth support our objective to outperform through the cycle Disciplined management focused on organic relationship growth 1 See forward-looking statements on page 2 of this presentation

Strong regional banking footprint well-positioned in high growth markets



Major FITB markets with a top 5 deposit share
Key Southeast MSAs

Strategically positioned in Midwest and a leader in manufacturing lending

Intel chip manufacturing 'mega-site' expected to be world's largest

*"(Our) new manufacturing site in Ohio will support our future growth and advances our plan to create a **more geographically balanced resilient supply chain.**" - Intel CEO, 1/28/22*

Amazon Prime Air Hub opened late 2021

Serves as "the central nerve of Amazon's U.S. nationwide air cargo operations".. and the "lynchpin to Amazon's efforts to develop a comprehensive array of domestic delivery services across the United States."

Manufacturing loans outstanding as a % of total C&I loans; as of 2Q22



21%
Peer 1
18%
Peer 2
16%
Peer 3
16%
Peer 4
11%
Peer 5
11%
Peer 6
11%
Peer 7
7%

Well-positioned in key Southeast markets

- ~95% of new branches since 2019 are "next-gen" design, providing differentiated experience
- Targeting ~35 branch openings per year through FY25, up from prior pace of ~25/year[3]
- Expect to have 8%+ location share in almost all key Southeast MSAs by YE25[3]



Unemployment rate[1]
3.8%
3.2%
Expected population growth[2]
3.2%
4.8%
Expected household income growth[2]
12.0%
13.0%
Key Southeast MSAs
US Average

[1]Data as of 6/30/22 and sourced from S&P Global Market Intelligence; unemployment rate weighted based on 2022 population; [2]Data sourced from S&P Global Market Intelligence and is for the 2022-2027 period; based on weighted average population and households of key Southeast MSAs of focus; [3]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q22 earnings release

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Fifth Third is the #6 largest retail bank in priority Southeast MSAs Charleston, SC Opening 1 st branch in 1Q23 → expect 10+ branches by YE25 64% 14% 22% Midwest ex. Chicago Chicago Southeast 6 Key Southeast MSAs Represents a FITB Southeast retail market for 10+ years Repositioning branch network to gain share in high growth markets Southeast franchise overview 3.5% 4.0% 4.5% 4.7% 4.8% 4.8% 5.1% 5.4% 5.6% 5.6% 6.1% Greenville, SC Miami, FL Charlotte, NC Raleigh-Durham, NC Tampa, FL Jacksonville, FL Charleston, SC Atlanta, GA Sarasota, FL Orlando, FL Nashville, TN Expected population growth 1 of key Southeast MSAs US national average 3.2% Significant growth in the Carolinas 2 Raleigh- Durham, NC Charleston, SC Greenville, SC Charlotte, NC FY254Q17 100+ Expected by Branch count Aug-22 50% 15% 35% 2012 2025E $27BN deposits $18BN loans ~8x FITB SE household growth over total industry SE household growth 1 #6 in FITB Southeast MSAs – locations 1 #9 in Southeast states1 Key Carolina MSAs 43 68 Greenville, SC Opened 1 st branch in 3Q20 → expect ~10 branches by YE24 Research Triangle Expect to grow to ~25 branches by YE23 (5 branches as of 4Q17) Charlotte, NC 47 branches #4 deposit share 1 Data sourced from S&P Global Market Intelligence; expected population data is for the 2022-2027 period; US average and Southeast footprint based on weighted average population; 2 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 2Q22 earnings release.

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 57% 35% 8% Branch Banking Commercial Banking Wealth & Asset Management 7 0.09% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 X Peer 3 Peer 2 Peer 1 Interest-bearing deposit costs As of 2Q22 Segment deposits Average as of 2Q22 93% 65% 68% 75% 60% 65% 70% 75% 80% 85% 90% 95% 100% 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 Loans-to-core deposits Annual ACH origination volumes / deposit balance turnover ratio 1,2 0.5x 0.6x 0.7x 1.0x 1.1x 1.9x 2.1x 2.6x 3.8x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 x 3% 5% 5% 5% 7% 8% 9% 10% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 x Annual growth in ACH credit receive transactions 1,3 (8%) Strong deposit franchise focused on core relationships Higher turnover could be correlated to higher relationship primacy ACH credit receive transactions dominated by direct deposit, merchant settlement transactions 1 Nacha annual rankings of top 50 financial institutions data, published April 5, 2022; 2 defined as ACH (total origination) transactions as a percent of 2Q22 total deposits with ranking relative to board peers, excluding acquisitions; 3 defined as growth in ACH (credit receive) transactions with ranking relative to board peers, excluding acquisitions. Period-end

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Strong deposit franchise in consumer and commercial 8 Leading consumer deposit franchise – stable and granular 34% 36% 38% 41% 42% 43% 44% 50% 50% 50% 53% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 X Peer 1 Deposits for individuals as a % of total deposits 2 25% 30% 38% 41% 42% 43% 45% 46% 48% 52% 53% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 Deposits in accounts of $250k or less as a % of total deposits 2 6% 15% 20% 49% 54% 57% 57% 58% 65% 66% 66% Bank 10 Bank 9 Bank 8 Bank 7 Bank 6 Bank 5 Bank 4 Bank 3 Bank 2 Bank 1 X Stable retail deposits as a % of total retail deposits 1 Commercial deposit franchise led by peer-leading TM business -- operational #2 of 34 in Coin and currency revenue #2 of 29 in Retail lockbox remittances #4 of 38 in Total check clearing #5 of 40 in Total ACH originations #5 of 35 in Account reconciliations 11 14 16 16 20 23 25 27 27 27 37 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total commercial commitments (in bps); 2Q22 LTM Top 10 Ranking in EY Cash Management Survey 3 #7 of 36 in Wholesale lockbox remittances #8 of 34 in Controlled disbursement #8 of 30 in Purchasing cards #9 of 31 in Demand deposit accounts 1 Source: Includes large-cap banks subject to Liquidity Coverage Ratio disclosures; excludes State Street from analysis; 2 Source: Regulatory filings; peers are Fifth Third’s board approved peers; 3 Source: Rankings are based on data provided by survey participants in the 2021 Cash Management Services Survey administered by EY.

Customer-centric, technology-led product innovation and development

Financial needs:	**Everyday banking** *(get paid / pay / liquidity solutions)*		**Home improvement** *(Large purchases)*	**Buy a business** *(Medical practices)*
Example Fifth Third Solutions:	**Momentum Banking**	**TM Managed Services**	**Dividend Finance**	**Provide**
Product innovation and development:	• First large bank to offer a fintech-equivalent everyday banking offering (2021) • Expanded Early Pay to include income from gig work, gov't payments, retirement accounts (2022)	• Expert AP, Expert AR digitize and automate manual "order-to-cash" and "procure-to-pay" processes for Middle Market clients • Currency solutions digitizes cash handling for large retail chains and venues	• Pioneered industry financing model • Proprietary digital-first platform • Focused on scaling existing products, adding Tier 1 contractor partners, synergies with Fifth Third home equity capabilities	• Leading practice marketplace referral platform • Expanded to vet services • Added new financing options • >80% of new relationships have deposits, TM, or both
Market leadership:	• Only large bank to disclose consistent household growth over several years • >1MM Momentum HHs	• Ecosystem revenue of ~$175MM in 2022 (expect to grow at 13% CAGR through 2025[1]) • 1/3 of new TM relationships are TM-led	• **#5** residential solar national market share • Rising energy costs, Federal programs significantly increase addressable market	• **#2** practice finance national market share • Penetrated <1% of total addressable market

[1] *See forward-looking statements on page 2 of this presentation*

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 10 Anticipated timeline of application and platform upgrades Enhanced mobile app rollout Workday GL conversion FIS: CDs & ATM conversions 4Q22 2H23 4Q24 FIS: checking & savings conversions AFS: commercial loan system conversion 4Q25 Unique and simplified product positioning Unique approach to third party platforms • Fifth Third has 7 consumer checking and 4 savings products (compared to potentially 100s at many large regional banks) • Continuing to simplify product line in advance of conversion (Overall TM product simplification – including ~90% reduction in IT customizations and ~50% reduction in billing codes) • Fewer products drastically simplifies conversions • Adopting standard, automated work practices • Minimizing customization for all new platforms enables low friction releases and drastically simplifies conversions (nCino under 5% customization - industry leading) • Deploying reusable APIs • Driving value through advanced data science (example: Customer Recommendation Engine) • Less customization and leaner processes increase scale benefits and reduce ongoing platform maintenance costs Digital transformation will accelerate product development and speed to market 1H24 FIS: TM billing conversion through (rolling conversions by product/market)

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4% 22% 18% 56% 3% 18% 16% 63% 12/31/19 11 Portfolio focused on prime and super prime borrowers 6/30/22 Consumer Loan Portfolio FICO at origination Consumer NPA % 0.41% 0.55% X Peer Median 0.31% 0.45% X Peer Median Consumer early-stage delinquency % (30-89 days past due) Consumer portfolio is well secured and protected against rising rates Conservative consumer loan portfolio well positioned in this environment • ~85% of total consumer portfolio loans consists of homeowners • 83% of total consumer portfolio earns more than $60K (~50% is the US average) • ~90% of consumer portfolio is secured • 93% of residential mortgage loan portfolio is fixed rate 750+ 720-749 <660 660-719

Deliberately positioned the commercial portfolio to be resilient through the cycle

Well diversified commercial portfolio favoring large borrowers with a track record of resilience

Commercial portfolio balances by NAICS code



$75B
15%
14%
13%
8%
7%
7%
6%
6%
5%
4%
4%
11%
Manufacturing
Real Estate
Financial Services & Insurance
Health Care
Wholesale Trade
Business Services
Retail Trade
Accommodation & Food
Mining
Communication & Information
Construction
Other

Proactive monitoring of credit risk exposure

- Utilizing **purpose-built client specific early warning systems** for both public and private companies through a combination of internal portfolio data and third-party data
- Credits are stress tested on a +200 bps rate scenario vs. the forward curve rate scenario (was +100 bps pre-COVID)

Prudent credit risk management across all portfolios

Portfolios of interest

Commercial Real Estate

- Well-diversified by property type with lower exposures to hospitality and retail
- Non-owner occupied CRE office (~$1.5BN) is primarily concentrated in Class A trophy properties
- Lowest concentration of CRE as a percentage of total risk-based capital relative to peers

Leveraged Lending

- Highly monitored leveraged lending portfolio balances sub-$3BN (~2% of total loans in 2Q22 vs. ~8% in 2015)
- ~25% of exposures are cov-lite vs. ~90% market average[1]

Shared National Credits (SNC)

- ~45% of ~$35BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction
- Lead left / lead right on ~40% of relationships

© Fifth Third Bancorp | All Rights Reserved

[1] Source: Loan Stats Weekly from Pitchbook

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© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 13 1 Innovative, software-enabled products that simplify customers’ lives and enhance the client experience Sustained organic growth from positioning the bank to benefit from secular trends and through gaining market share Proactive balance sheet management (credit risk, rate risk, capital) positioning the bank to serve clients and perform well in any environment Commitment to living our purpose every day to improve the lives of our customers and the well-being of our communities Strong profitability and returns driven by expense discipline and relationship profitability focus What you should expect from Fifth Third 2 3 4 5

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Appendix 14

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 15 $16 $13 $11 $11 $11 $11 $11 $13 $14 $15 $15 52% 40% 35% 34% 32% 32% 31% 33% 36% 37% 37% 0 2 4 6 8 10 12 14 16 18 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 8/31/22 Commercial utilization rate $35 $28 $25 $24 $23 $24 $25 $28 $30 $32 $33 47% 38% 33% 32% 31% 31% 31% 33% 36% 37% 37% 0 5 10 15 20 25 30 35 40 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 8/31/22 Commercial utilization rate Total Bancorp Industry verticals Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit ($s in billions) $9 $7 $6 $6 $5 $5 $6 $7 $7 $8 $8 47% 36% 33% 32% 32% 32% 32% 37% 39% 41% 41% 0 1 2 3 4 5 6 7 8 9 10 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 8/31/22 Commercial utilization rate $10 $8 $8 $7 $7 $8 $8 $9 $9 $9 $10 41% 35% 32% 30% 29% 30% 30% 31% 33% 34% 34% 0 2 4 6 8 10 12 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 8/31/22 Commercial utilization rate Regional middle market All other commercial Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit Commercial revolver rates by portfolio Note: Revolver information shown above by coverage team; Totals m y not foot due to rounding

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Trillionnaires Peer 3 Peer 2 X Peer 1 Peer 21 Peer 20 Peer 19 Peer 18 Peer 17 Peer 16 Peer 15 Peer 14 Peer 13 Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 X Peer 3 Peer 2 Peer 1 70 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 Linear (Retail… 16 Overall retail banking satisfaction 1 Mobile banking satisfaction 1 Apple app store rating 2 Fifth Third Net Promoter Score Ranked 2 nd relative to board peers Mid-50s Retail branch survey (tied) 4.8 rating trendline 1 One of the nation’s leading consumer research 2022 annual studies; Trillionaires is an average of BAC, C, JPM, WFC; 2 As of August 19, 2022. Top tier retail satisfaction position among peers

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 17 Healthcare ~$4.3B Energy (incl. Renewables) ~$4.6B Entertainment, Lodging and Leisure ~$1.9B Retail ~$5.2B Technology Media Telecom ~$3.9B Financial Institutions ~$4.6B Commercial Real Estate ~$10.4B Industry vertical execution strategy Industry vertical expertise Asset Based Lending Debt Capital Markets Treasury Management Financial Risk Mgmt. / Hedging M&A Advisory Leveraged Lending Equity Capital Markets $ in billions; loans outstanding as of 6/30/22 1 Traditional Lending & Leasing Unique value proposition • Strategic advisory for differentiated client experience • Industry specific expertise, insights and tailored solutions • Differentiated financial outcomes and enhanced financial risk management Industry verticals generate quality loan growth $ in billions $29.4 $29.2 $30.4 $32.3 $34.0 (0.05%) (0.05%) 0.24% 0.03% 0.26% -0.001 0 0.0 01 0.0 02 0.0 03 0.0 04 0.0 05 0 5 10 15 20 25 30 35 2Q21 3Q21 4Q21 1Q22 2Q22 Average Balance NCO Ratio 1 Based on a management reporting basis Specialized industry verticals generate distinctive financial results and risk management

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Diversified commercial loan portfolios 18 17% 11% 11% 8% 8% 6% 5% 5% 4% 4% 3% 2% 2% 14% Metal Transportation equipment Chemical Machinery Food Computer & Electronic Plastics & Rubber Beverage & Tobacco Paper Electrical Equipment Nonmetallic mineral Furniture & Related Wood Other Exposures by industry; Data as of 6/30/22 C&I Manufacturing Leveraged Lending Exposures by subsector; Data as of 6/30/22 ~$12BN in balances 22% 15% 13%11% 8% 8% 6% 5% 12% Manufacturing Communication & Information Accommodation & Food Business Services Entertainment & Recreation Wholesale Trade Fin Services & Ins Health Care Other Exposures by subsector; Data as of 6/30/22 Shared National Credit Portfolio Commercial Real Estate ~$35BN in balances 18% 16% 8% 8%7% 7% 7% 7% 22% Financial Services & Insurance Manufacturing Real Estate Business Services Mining Communication & Information Retail Trade Wholesale Trade Other 20% 15% 14% 12% 10% 9% 8% 8% 4% Apartment Office Industrial Other Income Producing Retail Home Builder Other Non-Income Producing Hospitality Other ~$16BN in balances Totals may not foot due to rounding; 1Highly monitored leverage lending definition: c mmitments > $5M and > 3x Senior debt; 4x total debt (with limited industry variations) <$3BN in balances 1 Exposures by industry; Data as of 6/30/22

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use • 67% allocation to bullet/ locked- out cash flow securities • AFS yield: 2.74% 5 • Effective duration of 5.7 6 • Net unrealized pre-tax loss: $3.3BN • 99% AFS 11 $27.1BN fixed 3 | $47.6BN variable 1,2 Commercial loans 1,2,3 Balance sheet positioning as of 6/30/22 19 0% 100% Fix | 0% Variable 82% Fix | 18% Variable Investment portfolioConsumer loans 1 Long-term debt 4 $36.4BN fixed | $7.3BN variable 1 $7.4BN fixed | $3.0BN variable 4 • 1M based: 42% 7, 12 • 3M based: 6% 7, 12 • Prime & O/N based: 14% 7,12 • Other based: 1% 7,10, 12 • Weighted avg. life: 2.0 years 1,3 • 1M based: 1% 8,12 • 12M based: 2% 8,12 • Prime: 12% 8 • Other based: 1% 8,12,13 • Weighted avg. life: 3.7 years 1 • 1ML based: 20% 9 • 3ML based: 8% 9 • Weighted avg. life: 4.8 years C&I 32% Fix | 68% Variable Coml. mortgage 43% Fix | 57% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 93% Fix | 7% Variable Home equity 7% Fix | 93% Variable Senior debt 71% Fix | 29% Variable Sub debt 71% Fix | 29% Variable Auto securiz. proceeds 100% Fix | 0% Variable Coml. construction 29% Fix | 71% Variable Credit card 35% Fix | 65% Variable Other 65% Fix | 35% Variable Other 85% Fix | 15% Variable Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $15BN in active cash flow hedges ($8BN in C&I receive-fixed swaps, $4BN in CRE receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) and ~$3.0BN fair value hedges associated with long term debt (receive-fixed swaps). • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $5.1BN non-agency CMBS (All super-senior, AAA-rated securities; 59.2% WA LTV, ~38.1% credit enhancement) 1 Excludes HFS Loans & Leases; 2 Fifth Third had $15B of commercial variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike, $8BN in C&I receive-fix swaps, and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; 3 Excludes ~$0.4BN in Small Business Administration Paycheck Protection Program (PPP) loans; 4 Fifth Third had $705MM 3ML receive-fix swaps and $2.25BN 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; 5 Yield of the 2Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; 6 Effective duration taxable and non-taxable available for sale portfolio; 7 As a percent of total commercial, excluding PPP loans; 8 As a percent of total consumer; 9 As a percent of par; 10 Includes 12M term, 6M term, and Fed Funds based loans; 11 Excludes equity securities; 12 Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; 13 Includes overnight term, 3M term, 6M term, 12M term and Fed Funds Auto/Indirect 100% Fix | 0% Variable 75% 14% 7% 4% 39% 40% 9% 8% 4% 70% 26% 1% 3% 23% 55% 22%

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Well positioned to benefit from higher rates 20 Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with demand deposit balance changes Estimated NII sensitivity with deposit beta changes Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months (1.8%) (0.6%) 3.0% 8.7% +100 Ramp over 12 months (1.0%) 0.1% 1.3% 4.4% -100 Ramp over 12 Months (4.1%) (10.0%) (4.5%) (10.6%) As of 6/30/2022 NII is asset sensitive in year 1 and year 2 to rising rates. • As of June 30, 2022, 46% of HFI loans were variable rate net of existing hedges (64% of total commercial; 17% of total consumer) 1 • Investment portfolio effective duration of 5.7 2 • Short-term borrowings represent approximately 37% of total wholesale funding, or 4% of total funding • Approximately $9.3 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: • FITB utilizes a dynamic beta model, these models are trained on multiple hike and cut cycles: • Weighted-average dynamic beta on interest-bearing deposit balances are approximately 3 : • 47% in the up 100 scenario • 50% in the up 200 scenario • 36% in the down 100 scenario • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet with ~$3BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios • Weighted interest-bearing deposit floor of 3 bps Note: Data as of 06/30/22; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1 Excludes ~$0.4BN in Small Business Administration Paycheck Protection Program (PPP) loans; 2 Effective duration taxable and non-taxable available for sale portfolio; 3 Re-pricing percentage or “beta” is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Recent non-bank acquisitions 21 Dividend Finance • Closed acquisition of Dividend Finance on May 10, 2022 • Dividend Finance is a national tech-enabled point-of-sale finance provider assisting homeowners with the renewable energy transition (solar and home improvement loans) • Leading consumer solar project loan originator with a focus on prime and super- prime borrowers Provide • Closed acquisition of Provide on August 2, 2021 • Provide is the leading fintech in the healthcare practice finance segment • Post-acquisition, added 5 additional products, expanded salesforce, and entered Veterinary vertical • Significant success in deepening relationships with ~70% deposit penetration and ~50% TM penetration Currently modeling a ~6% ACL due to the expected life of loans1 $0.4B $0.7B ~$1.2B 2021 2022E ✓ Continue to expect through-the-cycle NCOs in the 0.25% to 0.30% range 1 ✓ Continue to expect through-the-cycle NCOs in the 1.30% area 1 Dividend Finance expectations 1 1 See forward-looking statements on page 2 of this presentation Estimated Pre-close production Post-close production ~$2.1B $0.9B ~$2.6B 2021 2022E Estimated Provide expectations 1 Now expect ~$1.8B in production in 2H22 (previously ~1.3B)

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Commercial & industrial overview 22 $48.8 $47.8 $49.6 $52.6 $55.5 $47.6 $47.8 $51.7 $53.9 $56.1 0 0.2 0.4 0.6 0.8 1 1.2 $0. 0 $10 .0 $20 .0 $30 .0 $40 .0 $50 .0 $60 .0 2Q21 3Q21 4Q21 1Q22 2Q22 Portfolio loans $ in billions (3.1%) 0.6% 8.0% 4.4% 4.1% Period-end QoQ change Average QoQ change (1.7%) (2.1%) 3.8% 6.0% 5.5% Average – C&I Period-end – C&I 47.1% 37.6% 33.4% 31.8% 31.2% 31.3% 31.1% 33.4% 35.5% 36.8% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Key statistics 2Q21 1Q22 2Q22 NCO ratio 1 0.11% 0.07% 0.24% 30-89 Delinquencies 0.22% 0.16% 0.19% 90+ Delinquencies 0.00% 0.02% 0.01% Nonperforming Loans 2 0.73% 0.50% 0.48% Revolving Line Utilization Trend 3 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 Total commercial portfolio line utilization

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Commercial real estate overview 23 Non-Owner Occupied 53% Owner Occupied 47% Multifamily 27% Home Builder 21% Industrial 10% Hospitality 8% Office 9% Retail 5% Other 20% $10.5 $10.3 $10.2 $10.5 $10.7 $10.3 $10.3 $10.3 $10.7 $10.7 $6.0 $5.7 $5.3 $5.4 $5.4 $5.9 $5.5 $5.2 $5.4 $5.4 $16.2 $15.8 $15.6 $16.1 $16.1 $16.5 $16.0 $15.6 $15.9 $16.1 $0. 0 $2. 0 $4. 0 $6. 0 $8. 0 $10 .0 $12 .0 $14 .0 $16 .0 $18 .0 $20 .0 $6. 0 $6. 5 $7. 0 $7. 5 $8. 0 $8. 5 $9. 0 $9. 5 $10 .0 $10 .5 $11 .0 2Q21 3Q21 4Q21 1Q22 2Q22 2Q21 1Q22 2Q22 NCO ratio 1 0.15% (0.03%) 0.07% 30-89 Delinquencies 0.22% 0.12% 0.07% 90+ Delinquencies 0.02% 0.01% 0.00% Nonperforming Loans 2 0.32% 0.30% 0.30% $ in billions (0.4%) (2.8%) (2.9%) 2.0% 1.1% CRE Mortgage Balance by owner occupancy CRE Construction Balance by property type (2.8%) (2.8%) (1.3%) 3.6% (0.1%) $10.5 $10.3 $10.3 $10.2 $10.3 $10.5 $10.7 $10.7$10.7 Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. $10.3 Portfolio loans Key statistics Period-end QoQ change Average QoQ change

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Residential mortgage overview 24 $15.9 $16.2 $16.2 $16.5 $17.4 $16.1 $16.2 $16.4 $17.1 $17.6 2Q21 3Q21 4Q21 1Q22 2Q22 2Q21 1Q22 2Q22 NCO ratio 1 (0.01%) (0.02%) (0.02%) 30-89 Delinquencies 0.12% 0.09% 0.09% 90+ Delinquencies 0.35% 0.08% 0.05% Nonperforming Loans 2 0.30% 0.51% 0.60% Weighted average FICO at origination 3 762 767 765 Weighted average LTV at origination 73% 70% 71% $ in billions 0.5% 2.1% (0.2%) 1.9% 5.2% 4% 13% 15% 68% Portfolio FICO score at origination 3 750+720-749<660 660-719 2.3% 0.2% 1.5% 4.6% 2.5% Average Period-end 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude certain acquired mortgage loans. Portfolio loans Key statistics Period-end QoQ change Average QoQ change

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Home equity overview 25 $4.7 $4.4 $4.2 $4.0 $3.9 $4.5 $4.3 $4.1 $3.9 $3.9 2Q21 3Q21 4Q21 1Q22 2Q22 2% 17% 16% 65% 2Q21 1Q22 2Q22 NCO ratio 1 (0.09%) (0.07%) (0.06%) 30-89 Delinquencies 0.44% 0.64% 0.56% 90+ Delinquencies 0.02% 0.03% 0.05% Nonperforming Loans 2 1.87% 1.97% 1.84% Weighted average FICO at origination 3 762 764 765 Weighted average LTV at origination 69% 68% 68% Portfolio FICO score at origination 3 (6.7%) (5.7%) (5.2%) (4.1%) (2.8%) (5.6%) (5.9%) (4.5%) (4.1%) (0.3%) Average Period-end 750+720-749<660 660-719 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3 FICO distributions at origination exclude cert in acquired home equity loans. $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Indirect secured consumer overview 26 $14.7 $15.6 $16.3 $17.1 $17.2 $15.2 $16.0 $16.8 $17.4 $17.0 2Q21 3Q21 4Q21 1Q22 2Q22 5.4% 6.0% 4.8% 4.8% 0.6% 1% 22% 17% 60% 2Q21 1Q22 2Q22 NCO ratio 1 0.01% 0.17% 0.13% 30-89 Delinquencies 0.45% 0.62% 0.59% 90+ Delinquencies 0.03% 0.05% 0.05% Nonperforming Loans 2 0.32% 0.13% 0.11% Weighted average FICO at origination 764 768 767 Weighted average LTV at origination 89% 88% 88% Portfolio FICO score at origination 750+720-749<660 660-719 88% 12% Auto Specialty Lending Includes primarily RV & Marine 6.0% 5.3% 4.9% 3.8% (2.3%) Average Period-end 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases. $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use Credit card overview 27 $1.8 $1.7 $1.7 $1.7 $1.7 $1.8 $1.7 $1.8 $1.7 $1.8 2Q21 3Q21 4Q21 1Q22 2Q22 (5.8%) (1.2%) (0.5%) (2.8%) 0.8% (0.9%) (2.7%) 1.3% (4.3%) 4.3% Average Period-End 4% 29% 20% 47% 2Q21 1Q22 2Q22 NCO ratio 1 4.52% 3.13% 3.26% 30-89 Delinquencies 0.84% 1.01% 0.96% 90+ Delinquencies 0.78% 0.83% 0.74% Nonperforming Loans 2 1.51% 1.36% 1.30% Weighted average FICO at origination 3 739 741 742 Portfolio FICO score at origination 3 750+720-749<660 660-719 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude ~$80 million from credit lo n on book primarily ~15+ years. $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 249 261 2Q21 2Q22 2.1 2.0 2Q21 2Q22 28 1.2 1.5 2Q21 2Q22 2.7 2.9 2Q21 2Q22 +7% Year-over year growth Active digital banking users Digital sales (includes deposits, card, & loans) +25% Year-over year growth 2Q21 2Q22 26% Year-over year growth Millions Call center call volume Digital mortgage application volume (5%) Year-over year decline 96.8% 97.3% 2Q21 2Q22 Millions Digital banking log-ins +5% Year-over year growth Millions Zelle person-to-person payments $ in billions Digital channel usage and engagement +50 bps Year-over year growth

A recognized ESG leader among peers

Recent actions

Published 3rd ESG report
Available on ir.53.com

Announced 10-year $100BN Environmental & Social Finance Target
Expansion of the original $8BN renewable energy goal achieved in June 2022

Aligned executive compensation to ESG topics
ESG Funding Modifier added to 2022 Variable Compensation Plan

Established sustainability office
Leading comprehensive environmental, social and governance strategy, which includes the Bank's climate strategy and sustainable finance initiatives

Acquisition of Dividend Finance
A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement

$20 minimum wage per hour
Effective July 2022, increase from $18 per hour since 2019

Expanded operational sustainability goals
Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75%

Third-party recognitions

2022 World's Most Ethical Companies® – www.ethisphere.com – 3-Time Honoree

FTSE4Good

America's Most Responsible Companies 2022 – Newsweek – statista

The Best Employers for Diversity – Forbes 2022

Bloomberg Gender-Equality Index 2022

3BL Media – Responsible CEO of the Year – Community Impact 2021

#1 Rank for customer COVID Response
2021 Financial Health and Advice from a leading study

Top Workplace in Financial Services
Recognized by Energage in 2022

Human Rights Campaign
Perfect 100% Score
Human Rights Campaign Corporate Equality Index for seventh consecutive year

CDP – Disclosure Insight Action
A- Leadership Band
2019, 2020 and 2021 CDP surveys

BankOn
BankOn National Certification
For Express Banking account

MSCI	S&P Global	ESG Risk Rating[2]	CSRHub	SSGA	Refinitiv
ESG Rating	ESG Score	August 2022	ESG Ranking	R-Factor Score	ESG Combined Score
Nov 2021 (last update)	Corporate Sustainability Assessment		August 2022	Feb 2022	July 2022
A	73rd percentile	Low Risk	92nd percentile	Outperformer	A- (79/100)
Upgraded 3 notches	Top among peers[1]	Top quartile among peers[1]	Top among peers[1]	Top 10-30% among Commercial Banks	Top among peers[1]

© Fifth Third Bancorp | All Rights Reserved

[1]Peer group comprises of Fifth Third's board approved peers. [2]From leading third-party ESG data provider.

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ESG priorities and metrics

Addressing climate change

$8BN in lending and financing to renewable energy projects since 2012 (achieved 2025 goal)

78 due diligence reviews for sensitive sectors in compliance with E&S Policy[1]

50% reduction in Scope 1 and 2 GHG emissions since 2014

100% renewable energy purchased since 2019

Achieved carbon neutrality in our operations since 2020

Promoting inclusion and diversity

$2.8BN accelerating racial equality, equity and inclusion initiative

38% board diversity[2]

59% women; **27%** persons of color in workforce

>99% pay equity for women and minorities

$88MM Tier 1 diverse supplier spend, **~9%** of net addressable spend (up from 7% in 2020)

Keeping the customer at the center

99% of banking centers remained open since the start of the pandemic

13MM customer outreach calls in 2021

3% consumer household growth

Low reliance on punitive consumer fees, with **$16MM overdraft fees avoided** with Extra Time®

2M+ mobile banking users

17% reduction in complaints since 2019

Demonstrating our commitment to employees

$20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase

Special COVID bonus awarded to 7,500+ eligible front-line employees during pandemic

Up to 7% 401(k) employer contribution with **84%** participation

~765K hours of training (39 hours average / FTE)

Strengthening our communities

$180MM Neighborhood Investment Program in nine majority-Black communities

$1.3BN provided in community development lending and investment

$41MM in charitable donations to support communities

~3MM people educated through our LIFE programs[3]

~97K hours of community service and **$6MM** in employee giving

Fifth Third is committed to maintaining an ESG leadership position

Data is for fiscal year 2021, unless otherwise noted; [1]9/23/2020 - 3/31/2022; [2]As of 7/5/2022 and in terms of ethnicity or gender; [3]Since 2004

© Fifth Third Bancorp | All Rights Reserved

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